UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

SCHEDULE 14A

(Rule 14a-101)
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Soliciting Material Pursuant to Rule 14a-12

TIMBERLINE RESOURCES CORPORATION

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(Name of Person(a) Filing Proxy Statement, if other than the Registrant)

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TIMBERLINE RESOURCES CORPORATION 101 East Lakeside Avenue Coeur d’Alene, Idaho 83814
Notice of Annual Meeting of Stockholders September 29, 2016

To all Stockholders of Timberline Resources Corporation:

You are invited to attend the Annual Meeting (the “Meeting”) of Stockholders (“Stockholders”) of Timberline Resources Corporation (the “Company” or “Timberline”).  The Meeting will be held at 10:00 a.m. local time on September 29, 2016, at Timberline’s corporate office, 101 East Lakeside Avenue, Coeur d’Alene, Idaho, 83814.  The purposes of the Meeting are:

1.

To elect the nominees to Timberline’s board of directors (the “Board”) to serve until Timberline’s 2017 annual meeting of Stockholders or until successors are duly elected and qualified;

2.

To ratify the appointment of Timberline’s independent registered public accounting firm for the fiscal year ended September 30, 2016; and

3.

Any other business that may properly come before the Meeting.

The Board has fixed August 9, 2016 as the record date for the Meeting.  Only Stockholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Meeting.  A list of Stockholders as of August 9, 2016, will be available at the Meeting for inspection by any Stockholder.  Stockholders will need to register at the Meeting to attend the Meeting.  If your shares of Timberline common stock (“Timberline Shares”) are not registered in your name, you will need to bring proof of your ownership of those Timberline Shares to the meeting in order to register to attend and vote.  You should ask the broker, bank or other institution that holds your Timberline Shares to provide you with proper proxy documentation that shows your ownership of Timberline Shares as of August 9, 2016 and your right to vote such Timberline Shares at the Meeting.  Please bring that documentation to the Meeting.

IMPORTANT

Whether or not you expect to attend the Meeting, please sign and return the enclosed proxy promptly.  If you decide to attend the meeting, you may, if you wish, revoke the proxy and vote your Timberline Shares in person.

By Order of the Board of Directors

/s/ Steven Osterberg

Steven Osterberg, Chief Executive Officer

Dated: August 12, 2016

TIMBERLINE RESOURCES CORPORATION 101 East Lakeside Avenue Coeur d’Alene, Idaho 83814
Proxy Statement for Annual Meeting of Stockholders To Be Held September 29, 2016, 10:00 A.M. Local Time Timberline Resources Corporate Office 101 East Lakeside Avenue, Coeur d’Alene, Idaho 83814

Unless the context requires otherwise, references in this Proxy Statement to “Timberline Resources,” “Timberline,” “we,” “us,” “Company” or “our” refer to Timberline Resources Corporation.

The Annual and Special Meeting (the “Meeting”) of Stockholders of Timberline Resources (the “Stockholders” or “stockholders”) will be held on September 29, 2016, at Timberline’s corporate office, 101 East Lakeside Avenue, Coeur d’Alene, Idaho, 83814, at 10:00 a.m. local time.  The purposes of the Meeting are:

1.

To elect the following nominees to the Board to serve until Timberline’s 2016 annual meeting of Stockholders or until successors are duly elected and qualified: Leigh Freeman, Steven Osterberg, Paul Dircksen, Robert Martinez, Giulio Bonifacio and Paul Zink;

2.

To ratify the appointment of Timberline’s independent registered public accounting firm for the fiscal year of 2016; and

3.

Any other business that may properly come before the Meeting.

We are providing the enclosed proxy materials and form of proxy in connection with the solicitation by the Board of Directors of proxies for the Meeting.  Timberline anticipates that this Proxy Statement and the form of proxy, attached to this Proxy Statement as Appendix A, will first be made available to holders of shares of Timberline common stock (“Timberline Shares”) on or before August 19, 2016.

You are invited to attend the Meeting at the above stated time and location.  If you plan to attend and your Timberline Shares are held in “street name” – in an account with a bank, broker, or other nominee – you must obtain a proxy issued in your name from such broker, bank or other nominee.

You can vote your Timberline Shares by completing a proxy card online, completing and returning a proxy card provided to you by mail or e-mail or, if you hold shares in “street name,” by completing the voting form provided by the broker, bank or other nominee.

The Timberline Shares are the only type of security entitled to vote at the Meeting.  Our corporate bylaws define a quorum as the presence in person or by proxy of one-third of the issued and outstanding Timberline Shares.  The approval of a majority of the votes actually cast for each matter at the Meeting, whether in person or by proxy, is required to ratify the appointment of Timberline’s independent registered public accounting firm.   With respect to the election of directors, a plurality of the votes cast is required to elect a nominee.

iii

Proxy Solicitation

The proxy solicitation is being made primarily over the internet and by mail, although proxies may be solicited by personal interview, telephone, internet, letter, e-mail or otherwise. Certain of our directors, officers and other employees, without additional compensation, may participate in the solicitation of proxies. We will pay the cost of this solicitation, including the reasonable charges and expenses of brokerage firms and others who forward solicitation materials to beneficial owners of Timberline Shares.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held at  101 East Lakeside Avenue, Coeur d’Alene, Idaho, 83814 on September 29, 2016

Under rules adopted by the United States Securities and Exchange Commission (the “SEC”), we are now furnishing proxy materials on the Internet pursuant to so-called “notice and access rules.” Instructions on how to access and review the proxy materials, which include this Proxy Statement, our Annual Report to Shareholders (2015 Form 10-K) and the accompanying form of proxy, on the Internet can be found on the notice of access card sent to shareholders by the Company or in the voting instructions form you receive from your intermediary. These materials can also be accessed on the Internet at https://www.iproxydirect.com/TLRS.

The Company will provide to any shareholder, upon request, one copy of any of the following documents:

(a)

the Company’s Annual Report to Shareholders, which consists of its latest Annual Report on Form 10-K;

(b)

this Proxy Statement; and

(c)

the Form of Proxy.

Copies of the foregoing documents and directions for attending the Annual Meeting are also available on the Corporation’s website at www.timberline-resources.com under the Investors tab, and copies of the above documents will be provided by the Corporate Secretary, upon request, by mail at 101 East Lakeside Avenue, Coeur d’Alene, Idaho, 83814 or by phone at (208) 664-4859, free of charge to shareholders of the Corporation.  The Company may require the payment of a reasonable charge from any person or corporation who is not a shareholder of the Company and who requests a copy of any such document.

iv

TABLE OF CONTENTS

INFORMATION CONTAINED IN THIS PROXY STATEMENT

1

QUESTIONS AND ANSWERS ABOUT PROXY MATERIALS AND VOTING

2

PROPOSAL 1 — ELECTION OF DIRECTORS

6

INFORMATION ON THE BOARD OF DIRECTORS, EXECUTIVE OFFICERS, AND KEY EMPLOYEES

7

CORPORATE GOVERNANCE

10

EXECUTIVE COMPENSATION

14

DIRECTOR COMPENSATION

21

OTHER GOVERNANCE MATTERS

21

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND

RELATED STOCKHOLDER MATTERS

22

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

24

EQUITY COMPENSATION PLANS

25

PROPOSAL 2 — RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

26

OTHER MATTERS

28

APPENDICES

28

INFORMATION CONTAINED IN THIS PROXY STATEMENT

The information contained in this Proxy Statement, unless otherwise indicated, is given as of August 9, 2016.

No person has been authorized to give any information or to make any representation in connection with the matters being considered herein on behalf of Timberline other than those contained in this Proxy Statement and, if given or made, such information or representation should not be considered or relied upon as having been authorized.  This proxy statement does not constitute an offer to sell, or a solicitation of an offer to acquire, any securities, or the solicitation of a proxy, by any person in any jurisdiction in which such an offer or solicitation is not authorized or permitted or in which the person making such offer or solicitation is not qualified to do so or to any person to whom it is unlawful to make such an offer or proxy solicitation.  Neither the delivery of this Proxy Statement nor any distribution of securities referred to herein should, under any circumstances, create any implication that there has been no change in the information set forth herein since the date of this Proxy Statement.

Information contained in this Proxy Statement should not be construed as legal, tax or financial advice, and Stockholders are urged to consult their own professional advisors in connection with the matters considered in this Proxy Statement.

QUESTIONS AND ANSWERS ABOUT PROXY MATERIALS AND VOTING

Why am I receiving this Proxy Statement and proxy card?

You are receiving this Proxy Statement and proxy card because you were a Stockholder of record at the close of business on August 9, 2016 and are entitled to vote at the Meeting.  This Proxy Statement describes issues on which Timberline would like you, as a Stockholder, to vote.  It provides information on these issues so that you can make an informed decision.  You do not need to attend the Meeting to vote your Timberline Shares.

When you sign the proxy card you appoint Steven Osterberg, President and Chief Executive Officer to Timberline, as your representative at the Meeting.  As your representative, he will vote your Timberline Shares at the Meeting (or any adjournments or postponements) as you have instructed on your proxy card.  With proxy voting, your Timberline Shares will be voted whether or not you attend the Meeting.  Even if you plan to attend the Meeting, it is a good idea to complete, sign and return your proxy card in advance of the Meeting, just in case your plans change.

If an issue comes up for vote at the Meeting (or any adjournments or postponements) that is not described in this Proxy Statement, your representative will vote your Timberline Shares, under your proxy, at their discretion, subject to any limitations imposed by law.

When is the record date?

The Board has fixed August 9, 2016 as the record date for the Meeting.  Only holders of Timberline Shares as of the close of business on that date will be entitled to vote at the Meeting.

How many Timberline Shares are outstanding?

As of August 9, 2016, Timberline had 24,106,952 Timberline Shares issued and outstanding.

What am I voting on?

You are being asked to vote on the following:

1.

The election of the nominees to the Board to serve until Timberline’s 2017 annual meeting of stockholders or until successors are duly elected and qualified;

2.

The ratification of the appointment of Timberline’s independent registered public accounting firm for the fiscal year of 2016; and

3.

Any other business that may properly come before the Meeting.

How many votes do I get?

Each Timberline Share is entitled to one vote.  Dissenters’ rights are not applicable to any of the matters being voted upon.

The Board recommends a vote FOR each of the nominees to the Board and FOR the ratification of the appointment of our independent registered public accounting firm.

How do I vote?

You have several voting options. You may vote by:

–

Completing your proxy card over the internet at the following website: www.iproxydirect.com/TLRS;

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Downloading or requesting a proxy card (as detailed below), signing your proxy card and mailing it to the attention of: Issuer Direct Corp.,  c/o Proxy Services, 500 Perimeter Park Drive, Suite D, Morrisville, NC  27560;

–

Calling to vote via the telephone at (866) 752-VOTE (8683);

–

Signing and faxing your proxy card to the number provided on the proxy card  (202-521-3464); or

–

Attending the Meeting and voting in person.

If your Timberline Shares are held in an account with a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of Timberline Shares held in a “street name” and these proxy materials are being forwarded to you by that organization.  The organization holding your account is considered the stockholder of record for purposes of voting at the Meeting.  As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the Timberline Shares in your account.  You are also invited to attend the Meeting.  However, since you are not the stockholder of record, you may not vote your Timberline Shares in person at the Meeting unless you request and obtain a valid proxy card from your broker, bank, or other nominee.

Can Stockholders vote in person at the Meeting?

Timberline will pass out written ballots to anyone who wants to vote at the Meeting.  If you hold your Timberline Shares through a brokerage account but do not have a physical share certificate, or the Timberline Shares are registered in someone else’s name, you must request a legal proxy from your stockbroker or the registered owner to vote at the Meeting.

What if I want a paper copy of these proxy materials?

Please send a written request to our offices at the address below, email us at proxy@timberline-resources.com or call us toll free at (866) 513-4859 to request a copy of the proxy materials.

Send requests to:

Timberline Resources Corporation

101 East Lakeside Avenue

Coeur d’Alene, Idaho 83814

Attention:  Steven Osterberg
Chief Executive Officer

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Meeting.  You may do this by:

–

Signing another proxy with a later date and mailing it to the attention of: Steven Osterberg, Chief Executive Officer, at 101 E. Lakeside Avenue, Coeur d’Alene, ID 83814, so long as it is received prior to 2:00PM Pacific daylight time on September 28, 2016;

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Delivering a written notice of the revocation of your proxy to the attention of: Steven Osterberg, Chief Executive Officer, at 101 E. Lakeside Avenue, Coeur d’Alene, ID 83814, so long as it is received prior to 2:00PM Pacific daylight time on September 28, 2016; or

–

Voting in person at the Meeting.

Beneficial stockholders should refer to the instructions received from their stockbroker or the registered holder of the Timberline Shares if they wish to change their vote.

How many votes do you need to hold the Meeting?

To conduct the Meeting, Timberline must have a quorum, which means one-third of the outstanding voting shares of Timberline as of the record date must be present at the Meeting.  Timberline Shares are the only type of security entitled to vote at the Meeting.  Based on 24,106,952 voting shares outstanding as of the record date of August 9, 2016, 8,035,651 Timberline Shares must be present at the Meeting, in person or by proxy, for there to be a quorum.  Your Timberline Shares will be counted as present at the Meeting if you:

–

Submit a properly executed proxy card (even if you do not provide voting instructions); or

–

Attend the Meeting and vote in person.

What if I abstain from voting?

Abstentions with respect to a proposal are counted for the purposes of establishing a quorum. Timberline’s bylaws state that abstentions are not considered as votes cast for or against a proposal or as a vote withheld for any director nominee.

What effect does a broker non-vote have?

Brokers and other intermediaries, holding Timberline Shares in street name for their customers, are generally required to vote the Timberline Shares in the manner directed by their customers. If their customers do not give any direction, brokers may vote the Timberline Shares on routine matters but not on non-routine matters.  The election of directors to the Board is a non-routine matter.  Consequently, if customers do not give any direction, brokers will not be permitted to vote such Timberline Shares at the Meeting in relation to this matter. The ratification of the appointment of Timberline’s independent registered public accounting firm for the fiscal year of 2016 is considered a routine matter and brokers will be permitted to vote shares held in street name for their customers.

The absence of a vote on a non-routine matter is referred to as a broker non-vote.  Any Timberline Shares represented at the Meeting but not voted (whether by abstention, broker non-vote or otherwise) are not considered votes cast for or against a proposal or as a vote withheld for any director nominee and will not affect the outcome of any proposal.

How many votes are needed to elect directors?

The nominees for election as directors at the Meeting will be elected by a plurality of the votes cast at the Meeting.  The nominees with the most votes will be elected.  A properly executed proxy card marked WITHHELD with respect to the election of directors will not be voted and will not count FOR or AGAINST any of the nominees for which the vote was withheld.

How many votes are needed to ratify the appointment of the independent registered public accountant?

The ratification of the appointment of the independent registered public accountant will be approved if a majority of the votes actually cast at the Meeting on this proposal vote FOR the proposal.  A properly executed proxy card marked ABSTAIN will not count as a vote cast for or against this proposal.

Will my Timberline Shares be voted if I do not sign and return my Proxy Card?

If your Timberline Shares are held through a brokerage account, your brokerage firm, under certain circumstances, may vote your shares; otherwise your Timberline Shares will not be voted at the meeting.  See “What effect does a broker non-vote have?” above for a discussion of the matters on which your brokerage firm may vote your Timberline Shares.

If your Timberline Shares are registered in your name, and you do not complete your proxy card over the internet or sign and return your proxy card, your Timberline Shares will not be voted at the Meeting unless you attend the Meeting and vote your Timberline Shares in person.

Where can I find the voting results of the Meeting?

Timberline will publish the final results in a Current Report on Form 8-K with the SEC within four (4) business days of the Meeting.

Who will pay for the costs of soliciting proxies?

Timberline will bear the cost of soliciting proxies.  In an effort to have as large a representation at the meeting as possible, Timberline’s directors, officers and employees may solicit proxies by telephone or in person in certain circumstances.  These individuals will receive no additional compensation for their services other than their regular salaries.  Upon request, Timberline will reimburse brokers, dealers, banks, voting trustees and their nominees who are holders of record of Timberline Shares on the record date for the reasonable expenses incurred for mailing copies of the proxy materials to the beneficial owners of such Timberline Shares.

When are stockholder proposals due for the 2017 annual meeting of Stockholders?

In order to be considered for inclusion in next year’s proxy statement, stockholder proposals must be submitted in writing to Timberline’s Secretary, Steven Osterberg, at Timberline Resources Corporation, 101 East Lakeside Avenue, Coeur d’Alene, Idaho 83814, and received no later than April 11, 2017, provided that this date may be changed in the event that the date of the annual meeting of stockholders to be held in calendar year 2017 is changed by more than 30 days from the date of the annual meeting of stockholders to be held in calendar year 2016. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in our proxy statement and form of proxy.

Similarly, stockholder proposals not submitted for inclusion in the proxy statement and received after July 25, 2017 will be considered untimely pursuant to Rule 14a-5(e)(2) of the U.S. Exchange Act provided that this date may be changed in the event that the date of the annual meeting of stockholders to be held calendar year 2017 is changed by more than 30 days from the date of the annual meeting of stockholders to be held in calendar year 2016.

How can I obtain a copy of the 2015 Annual Report on Form 10-K?

Timberline’s 2015 Annual Report on Form 10-K, including amendments thereto and financial statements, is available on the internet with this Proxy Statement at https://www.iproxydirect.com/TLRS. The Form is also available through the SEC’s website at http://www.sec.gov.

At the written request of any stockholder who owns Timberline Shares on the record date, Timberline will provide to such stockholder, without charge, a paper copy of Timberline’s 2015 Annual Report on Form 10-K as filed with the SEC, including the financial statements, but not including exhibits.

If requested, Timberline will provide copies of the exhibits for a reasonable fee.

Requests for additional paper copies of the 2015 Annual Report on Form 10-K should be mailed to:

Timberline Resources Corporation

101 East Lakeside Avenue

Coeur d’Alene, Idaho 83814

Attention: Steven Osterberg

Chief Executive Officer

What materials accompany or are attached to this Proxy Statement?

The following materials accompany or are attached to this Proxy Statement:

APPENDIX A

Form of Proxy Card

PROPOSAL 1 — ELECTION OF DIRECTORS

GENERAL QUESTIONS

What is the current composition of the Board?

Timberline’s current bylaws require the Board to have three or more persons, and may be increased or decreased from time to time, exclusively by resolution approved by the affirmative vote of a majority of the Board.  The current Board is composed of six (6) directors.

Is the Board divided into classes?  How long is the term?

No, the Board is not divided into classes.  All directors serve one-year terms until their successors are elected and qualified at the next annual meeting.

Who is standing for election this year?

The Board of Directors has nominated the following six (6), current Board Members for election at the Meeting, to hold office until the 2017 annual meeting:

–

Steven Osterberg

–

Paul Dircksen

–

Robert Martinez

–

Leigh Freeman

–

Giulio T. Bonifacio

–

Paul H. Zink

What if a nominee is unable or unwilling to serve?

Should any one or more of these nominees become unable or unwilling to serve, which is not anticipated, the Board may designate substitute nominees, in which event the proxy representatives will vote proxies that otherwise would be voted for the named nominees for the election of such substitute nominee or nominees.

How are nominees elected?

Directors are elected by a plurality of the votes cast in person or represented by proxy and entitled to vote at the meeting.

THE BOARD RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES.

INFORMATION ON THE BOARD OF DIRECTORS, EXECUTIVE OFFICERS, AND KEY EMPLOYEES

The following table sets forth certain information with respect to our current directors and nominees, executive officers and key employees.  The term for each director expires at our next annual meeting or until his or her successor is appointed and qualified.  The ages of the directors and officers are shown as of January 27, 2016.

Name	Current Office	Principal Occupation	Director/Officer Since	Age
Steven Osterberg(1)	President & Chief Executive Officer, Principal Financial Officer and Director	President & Chief Executive Officer, Principal Financial Officer and Director	February 1, 2012	55
Paul Dircksen(2)	Director	Industry Consultant	September 22, 2006	70
Robert Martinez(3)	Director	Management Consultant	January 22, 2010	69
Leigh Freeman(3)	Director (Chairman)	Principal, Leigh Freeman Consultancy	January 18, 2013	66
Giulio T. Bonifacio(3)	Director	President & CEO of Nevada Copper Corp.	July 6, 2016	55
Paul H. Zink(3)	Director	Principal, Mining Financial Consulting LLC	July 6, 2016	60

(1)

Dr. Osterberg was Vice President of Exploration until January 19, 2016 when he was appointed President & Chief Executive Officer.

(2)

Mr. Dircksen was Executive Chairman of the Board of Directors until August 15, 2014.  Mr. Dircksen was President & Chief Executive Officer until his resignation from those offices effective on December 31, 2014 when he began serving as Vice-President of Business Development and Technical Services until December 31, 2015.

(3)

 “Independent” in accordance with Rules 121 and 803A of the NYSE MKT Company Guide.

The following is a description of the business background of the Directors and executive officers of Timberline Resources Corporation:

Board of Directors and Executive Officers

Steven Osterberg – President, Chief Executive Officer, Principal Financial Officer, Director

Dr. Osterberg was appointed as our President and Chief Executive Officer on January 19, 2016.  Dr. Osterberg was previously our Vice-President, Exploration from February 1, 2012 to January 19, 2016.  Prior to his appointment, since April 2009, Dr. Osterberg was a Senior Geologist with Tetra Tech, Inc., a mining-related consulting firm.  From November 2004 through March 2009, Dr. Osterberg was an independent consulting geologist.  During this period, Dr. Osterberg also co-founded Jack’s Fork Exploration, Inc., a privately held mineral exploration company, where he served as a Director until 2013.  From 2002 to 2004, Dr. Osterberg was a Senior Geologist at Tetra Tech-MFG, Inc.  Dr. Osterberg holds a Ph.D. in geology from the University of Minnesota and is a licensed professional geologist (P.G.) and qualified person (QP) with the Society for Mining, Metallurgy & Exploration (SME). Dr. Osterberg is employed on a full-time basis with Timberline Resources.

For the following reasons, the Board concluded that Dr. Osterberg should serve as a Director of the Company, in light of its business and structure. Dr. Osterberg has extensive knowledge of the Company’s properties having served and continuing to serve as the Company’s Vice-President, Exploration.  Further, Dr. Osterberg’s degree and qualifications in geology provided expertise to the Board regarding the Company’s exploration potential.  These skills were determined by the Board to be valuable to the Board at the time the Board appointed Dr. Osterberg to the Board, as the Company’s primary assets are exploration stage properties.

Paul Dircksen – Director

Mr. Dircksen has over 40 years of experience in the mining and exploration industry, serving in executive, managerial, and technical roles at a number of companies.  He has been a director since January 2005 and was our Vice President of Business Development and Technical Services from January 2015 through December 2015.   Mr. Dircksen was Executive Chairman from September 2009 to August 2014 and was our President and Chief Executive Officer from March 2011 through December 2014.  He was our Vice President of Exploration from May 2006 through February 2011.  Working in the United States and internationally, he has a strong technical background, serving as a team member on approximately ten gold discoveries, seven of which later became operating mines.  From January 2005 to May 2006, he was self-employed as a consulting geologist until joining Timberline Resources.  Prior to 2005, Mr. Dircksen served in technical and executive roles for Brett Resources, Bravo Venture Group, Orvana Minerals Corp., Lacana Gold, and Cordex Exploration.  He holds an M.S. in Geology from the University of Nevada.  Mr. Dircksen currently serves as a director of Avrupa Minerals.

For the following reasons, the Board concluded that Mr. Dircksen should serve as a Director of the Company, in light of its business and structure. Mr. Dircksen’s extensive management experience in mineral exploration companies and background in mineral projects enable him to provide operating and leadership insights to the Board as the Executive Chairman.  Further, his training and experience as a geologist allow him to bring technical expertise in regard to mineral exploration to the Company.   These skills are valuable to the Board at this time, as the Company’s primary assets are exploration stage properties.

Robert Martinez – Director

Mr. Martinez was appointed to the Board of Directors in January 2010.  He is a metallurgical engineer with over 35 years of experience in the mining and exploration industry.  Since May 2005, Mr. Martinez has been an independent mine management and metallurgical consultant.  In addition, from May 2005 until September 2008, Mr. Martinez was a member of the Board of Directors of Metallica Resources Inc., and from August 2005 until May 2009, he was a member of the Board of Directors of Zacoro Metals.  From August 1988 until December 2004, Mr. Martinez held various management and executive positions at NYSE-listed Coeur d’Alene Mines Corporation including serving as Vice President and General Manager of the Rochester Mine, Vice President of Engineering and Operations,  Senior Vice President of Operations, and President and Chief Operating Officer.  Mr. Martinez holds a B.S. in Metallurgical Engineering from the University of Arizona and has completed graduate work in business at Western New Mexico University and Dartmouth College.

For the following reasons, the Board concluded that Mr. Martinez should serve as a Director of the Company, in light of its business and structure. Mr. Martinez’s technical and management experience in mining and metallurgy enables him to provide operating insight to the Board.  Further, his training and experience as a metallurgical engineer allow him to bring technical expertise to the Board as a director. These skills are valuable to the Board at this time, as the Company’s primary assets are exploration stage properties.

Leigh Freeman – Director

Mr. Freeman was appointed to the Board of Directors in January 2013 and was appointed as Chairman of the Board of Directors in April 2016. He has over 40 years of experience in the mining industry.  At present, he is Principal with Leigh Freeman Consultancy.  Mr. Freeman has served in technical, managerial and executive positions with junior and senior mining and service companies.  He was a co-founder, President and Director of Orvana Minerals and also held several positions with Placer Dome.  Mr. Freeman also serves as a trustee of the Montana Tech Foundation and on the industry advisory board for the mining programs at the University of Arizona, Montana Tech and South Dakota School of Mines. In addition, he co-chaired the Education Sustainability Committee for the Society for Mining, Metallurgy & Exploration (SME).

For the following reasons, the Board concluded that Mr. Freeman should serve as a Director of the Company, in light of its business and structure. Mr. Freeman’s technical and management experience in mining and mineral exploration enables him to provide operating insight to the Board.  Further, his training and experience as a geological engineer allow him to bring technical expertise to the Board as a director. These skills are valuable to the Board at this time, as the Company’s primary assets are exploration stage properties.

Giulio T. Bonifacio – Director

Mr. Bonifacio was appointed to our Board of Directors on July 6, 2016.  He has over 30 years in senior executive positions in the mining industry. Since September 2006, Mr. Bonifacio has been the founder, President & CEO of Nevada Copper Corp.  which advanced the Pumpkin Hollow Copper Project from the exploration stage and now ranks as the largest fully permitted, shovel-ready copper project in the Americas. Among his many accomplishments, Mr. Bonifacio has been instrumental in arranging over $400 million of capital funding to projects of merit while being involved with and having a very good understanding of every stage of development from exploration to production.  Mr. Bonifacio is a Chartered Professional Accountant with extensive experience and knowledge in areas of capital markets, project finance, securities matters and mergers & acquisitions.  Mr. Bonifacio has held senior executive roles primarily in the precious metal sector with Getty Resources Limited, TOTAL S.A., and Vengold Inc. and was a director of Goldrock Mines Corp. which was recently acquired by Fortuna Silver Mines Inc.

For the following reasons, the Board concluded that Mr. Bonifacio should serve as a Director of the Company, in light of its business and structure. Mr. Bonifacio’s executive and financial background enables him to provide guidance to the Board on strategic and financial matters that are critical at this stage in the Company’s development. Further, his leadership experience and capital markets expertise allow him to bring managerial and financial expertise to the Board as a director. These skills are valuable to the Board at this time, as the Company’s primary assets are exploration stage properties.

Paul H. Zink – Director

Mr. Zink was appointed to our Board of Directors on July 6, 2016.  He has over 35 years as a natural resource professional.  From December 2013 through March 2016, Mr. Zink served as Sr. VP and CFO at Rare Element Resources, Ltd. (“REE”) where he remains a consultant.  He managed the financial, investor relations and business development functions for the company, including successful financing in the recent difficult financial markets environment.  From March 2013 through November 2013, Mr. Zink served as Chief Executive Officer and Chief Investment Officer of Americas Bullion Royalty Corp., and from 2010 until March 2013, he served as President of Eurasian Capital, the royalty and merchant banking division of Eurasian Minerals, Inc.  His previous experience includes serving as President of International Royalty Corporation (“IRC”).  Over his career in mining, he has also held high level positions with Pegasus Gold, Inc. and Koch Industries, with responsibilities including corporate development, credit, and mergers and acquisitions.  Early in his career, he spent more than 15 years with J.P. Morgan & Co. in commercial and investment banking roles covering the minerals and energy sectors.  Mr. Zink has also previously served on the boards of directors of Atna Resources Ltd., REE, and IRC.

For the following reasons, the Board concluded that Mr. Zink should serve as a Director of the Company, in light of its business and structure. Mr. Zink’s executive and financial background enables him to provide guidance to the Board on strategic and financial matters that are critical at this stage in the Company’s development.  Further, his leadership experience and financing expertise allow him to bring managerial and financial expertise to the Board as a director. These skills are valuable to the Board at this time, as the Company’s primary assets are exploration stage properties.

Arrangements between Officers and Directors

To our knowledge, there is no arrangement or understanding between any of our officers and any other person, including Directors, pursuant to which the officer was selected to serve as an officer.

Family Relationships

None of our Directors are related by blood, marriage, or adoption to any other Director, executive officer, or other key employees.

Other Directorships

No directors of Timberline are also directors of issuers with a class of securities registered under Section 12 of the U.S. Securities Exchange Act of 1934, as amended (the “U.S. Exchange Act”) (or which otherwise are required to file periodic reports under the U.S. Exchange Act).

Legal Proceedings

Timberline is not aware of any material legal proceedings to which any director, officer or affiliate of Timberline, or any owner of record or beneficially of more than five percent of common stock of Timberline, or any associate of any director, officer, affiliate of Timberline, or security holder is a party adverse to Timberline or any of its subsidiaries or has a material interest adverse to Timberline or any of its subsidiaries.

Timberline is not aware of any of its directors or officers being involved in any legal proceedings in the past ten years relating to any matters in bankruptcy, insolvency, criminal proceedings (other than traffic and other minor offenses) or being subject to any of the items set forth under Item 401(f) of Regulation S-K.

CORPORATE GOVERNANCE

Board of Directors Structure

Our current bylaws require the Board to have three (3) or more persons, and may be increased or decreased from time to time, exclusively by resolution approved by the affirmative vote of a majority of the Board.  The current Board is composed of six (6) Directors.

Director Independence

We have six directors as of August 9, 2016, including four independent directors, as follows:

–

Leigh Freeman

–

Robert Martinez

–

Giulio Bonifacio

–

Paul Zink

An “independent” director is a director whom the Board of Directors has determined satisfies the requirements for independence under Section 803A of the NYSE MKT LLC (the “NYSE-MKT”) Company Guide.

Meetings of the Board and Board Member Attendance the Meeting

During the fiscal year ending September 30, 2015, the Board held eleven (11) meetings of the Board.  None of the incumbent Directors attended fewer than 75% of the board meetings.

Board members are not required to attend the Meeting.

Communications to the Board

Stockholders who are interested in communicating directly with members of the Board, or the Board as a group, may do so by writing directly to the individual Board member c/o Chief Executive Officer, Steven Osterberg, at Timberline Resources Corporation, 101 East Lakeside Avenue, Coeur d’Alene, Idaho 83814.  Our Chief Executive Officer will forward communications directly to the appropriate Board member.  If the correspondence is not addressed to the particular member, the communication will be forwarded to a Board member to bring to the attention of the Board.  Our Chief Executive Officer will review all communications before forwarding them to the appropriate Board member.

Board Committees

Our Board of Directors has established three board committees: an Audit Committee, a Compensation Committee, and a Corporate Governance and Nominating Committee.

The information below sets out the current members of each of Timberline Resources’ board committees and the advisory board and summarizes the functions of each of the committees in accordance with their mandates.

Audit Committee and Audit Committee Financial Experts

We have a standing Audit Committee and audit committee charter, which complies with Rule 10A-3 of the Exchange Act, and the requirements of the NYSE MKT LLC. Our Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act. Our Audit Committee is composed of one (1) director who, in the opinion of the Board, is independent (in accordance with Rule 10A-3 of the Exchange Act and the requirements of Section 803A of the NYSE MKT Company Guide) and financially literate (pursuant to the requirements of Section 803B of the NYSE MKT Company Guide): Leigh Freeman (Chairman).  Leigh Freeman satisfies the requirement of a “financial expert” as defined under Item 407(d)(5) of Regulation S-K and meets the requirements for financial sophistication under the requirements of Section 803B of the NYSE MKT Company Guide.

Our Audit Committee meets with our management and our external auditors to review matters affecting financial reporting, the system of internal accounting and financial controls and procedures and the audit procedures and audit plans. Our Audit Committee reviews our significant financial risks, is involved in the appointment of senior financial executives and annually reviews our insurance coverage and any off-balance sheet transactions.

Our Audit Committee monitors our audit and the preparation of financial statements and all financial disclosure contained in our SEC filings. Our Audit Committee appoints our external auditors, monitors their qualifications and independence and determines the appropriate level of their remuneration. The external auditors report directly to the Audit Committee. Our Audit Committee has the authority to terminate our external auditors’ engagement and approve in advance any services to be provided by the external auditors that are not related to the audit.

During the fiscal year ended September 30, 2015, the Audit Committee met four (4) times. A copy of the Audit Committee charter is available on our website at www.timberline-resources.com.

Audit Committee Report

Our Audit Committee oversees our financial reporting process on behalf of the Board.  The Audit Committee has one (1) member, who is “independent” as determined under Rule 10A-3 of the U.S. Exchange Act and the rules of the NYSE-MKT. The Audit Committee operates under a written charter adopted by the Board.

The Audit Committee assists the Board by overseeing the (1) integrity of our financial reporting and internal control, (2) independence and performance of our independent auditors, (3) and provides an avenue of communication between management, the independent auditors and the Board.

In the course of providing its oversight responsibilities regarding the 2015 financial statements, the Committee reviewed the 2015 audited financial statements, which appear in the 2015 Annual Report to Stockholders, with management and our independent auditors. The Audit Committee reviewed accounting principles, practices, and judgments as well as the adequacy and clarity of the notes to the financial statements.

The Audit Committee reviewed the independence and performance of the independent auditors who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, and such other matters as required to be communicated by the independent auditors in accordance with Statement of Auditing Standards 61, as superseded by Statement of Auditing Standard 114 – the Auditor’s Communication With Those Charged With Governance, as modified or supplemented.

The Audit Committee meets with the independent auditors to discuss their audit plans, scope and timing on a regular basis, with or without management present. The Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight

Board for independent auditor communications with audit committees concerning independence, as may be modified or supplemented.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in Timberline’s Annual Report to the SEC on Form 10-K for the year ended September 30, 2015. The Audit Committee and the Board have also recommended the selection of DeCoria, Maichel and Teague P.S. as independent auditors for Timberline for the fiscal year 2016.

USubmitted by the Audit Committee Members

–

Leigh Freeman (Chairman)

Compensation Committee

We have a Compensation Committee currently composed of one (1) director, who, in the opinion of our Board of Directors, is independent (under Section 803A of the NYSE-MKT Company Guide): Leigh Freeman.

We have a Compensation Committee charter that complies with the requirements of the NYSE-MKT.  Our Compensation Committee is responsible for considering and authorizing terms of employment and compensation of executive officers and providing advice on compensation structures in the various jurisdictions in which we operate. Our Chief Executive Officer may not be present during the voting determination or deliberations of his or her compensation; however, our Compensation Committee does consult with our Chief Executive Officer in determining and recommending the compensation of directors and other executive officers.

In addition, our Compensation Committee reviews both our overall salary objectives and significant modifications made to employee benefit plans, including those applicable to executive officers, and propose awards of stock options.  The Compensation Committee has determined that the Corporation’s compensation policies and practices for its employees generally, not just executive officers, are not reasonably likely to have a material adverse effect on the Corporation.

The Compensation Committee does not and cannot delegate its authority to determine director and executive officer compensation.  Our management has not engaged the services of an external compensation consultant during the fiscal year 2015.

During the fiscal year ended September 30, 2015, the Compensation Committee met one (1) time. A copy of the Compensation Committee charter is available on our website at www.timberline-resources.com.

Corporate Governance and Nominating Committee

We have a Corporate Governance and Nominating Committee currently composed of one (1) director, who, in the opinion of our Board of Directors, is independent (under Section 803A of the NYSE-MKT Company Guide): Robert Martinez (Chairman).  We have a Corporate Governance and Nominating Committee charter that complies with the requirements of the NYSE-MKT.

Our Corporate Governance and Nominating Committee is responsible for developing our approach to corporate governance issues. The Committee evaluates the qualifications of potential candidates for director and recommends to the Board nominees for election at the next annual meeting or any special meeting of stockholders, and any person to be considered to fill a Board vacancy resulting from death, disability, removal, resignation or an increase in Board size. The Committee has adopted a Director Nominating Process and Policy which sets forth the criteria the Board will assess in connection with the consideration of a candidate, including the candidate’s integrity, reputation, judgment, knowledge, independence, experience, accomplishments, commitment and skills, all in the context of an assessment of the perceived needs of the Board at that time.  A copy of the Director Nominating Process and Policy is available on our website at www.timberline-resources.com.

We do not have a formal policy regarding diversity in the selection of nominees for directors.  The Corporate Governance and Nominating Committee does, however, consider diversity as part of its overall selection strategy.  In considering diversity of the Board as a criteria for selecting nominees, the Corporate Governance and Nominating Committee takes into account various factors and perspectives, including differences of viewpoint, professional experience, education, skills and other individual qualities and attributes that contribute to Board heterogeneity, as well as race, gender and national origin. The Corporate Governance and Nominating Committee seeks persons with leadership experience in a variety of contexts. The Corporate Governance and Nominating Committee believes that this conceptualization of diversity is the most effective means to implement Board diversity. The Corporate Governance and Nominating Committee will assess the effectiveness of this approach as part of its annual review of its charter.

The Committee will consider recommendations for director nominees made by stockholders and others if these individuals meet the criteria set forth in the Director Nominating Process and Policy. For consideration by the Committee, the nominating stockholder or other person must provide the Corporate Secretary’s Office with information about the nominee, including the detailed background of the suggested candidate that will demonstrate how the individual meets our director nomination criteria. If a candidate proposed by a stockholder meets the criteria, the individual will be considered on the same basis as other candidates. No stockholder or stockholders holding 5% or more of our outstanding stock, either individually or in aggregate, recommended a nominee for election to the Board.

All of the nominees included on the proxy card accompanying this Proxy Statement were nominated by the Corporate Governance and Nominating Committee and were recommended by our current Board.

During the fiscal year ended September 30, 2015, the Corporate Governance and Nominating Committee met one (1) time. A copy of the Corporate Governance and Nominating Committee charter is available on our website at www.timberline-resources.com.

Board Leadership Structure

The Board has reviewed our current Board leadership structure in light of the composition of the Board, our size, the nature of our business, the regulatory framework under which we operate, our stockholder base, our peer group and other relevant factors.  Considering these factors we have determined to have a separate Chief Executive Officer and Chairman of the Board.  We have determined that this structure is currently the most appropriate Board leadership structure for us.  The Board noted the following factors in reaching its determination:

•	The Board acts efficiently and effectively under its current structure.

•

A structure of a separate Chief Executive Officer and Chairman of the Board allows the Board to provide independent oversight and guidance on the major issues facing the Company on a long-term basis, while having a dedicated executive officer that oversees the day-to-day operations and implementation of the long-term vision of the Company;

•

This structure allows us to best utilize our limited resources by enabling the skill sets and expertise of our independent directors, and in particular, our Chairman, to the greatest extent and puts us in the best position to identify key risks and developments facing us to be brought to the Board’s attention;

•	Companies within our peer group utilize similar Board structures.

The Board of Directors’ Role in Risk Management Oversight

The understanding, identification and management of risk are essential elements for the successful management of Timberline. Risk oversight begins with the Board and the Audit Committee. The Audit Committee consists of Leigh Freeman (Chairman), an independent director.

The Audit Committee reviews and discusses policies with respect to risk assessment and risk management. The Audit Committee also has oversight responsibility with respect to the integrity of our financial reporting process and systems of internal control regarding finance and accounting, as well as its financial statements.

At the management level, an internal audit provides reliable and timely information to the Board and management regarding our effectiveness in identifying and appropriately controlling risks. Annually, management presents to the Audit Committee a report summarizing the review of our methods for identifying and managing risks.

Additionally, our Corporate Governance and Nominating Committee reviews the risks related to succession planning and the independence of the Board.  The Compensation Committee reviews the risks related to our various compensation plans.

In the event that a committee is allocated responsibility for examining and analyzing a specific risk, such committee reports on the relevant risk exposure during its regular reports to the entire Board to facilitate proper risk oversight by the entire Board.

Based on a review of the nature of operations, we do not believe that any areas of Timberline are incented to take excessive risks that would likely have a material adverse effect on our operations.

EXECUTIVE COMPENSATION

The following summary compensation tables set forth information concerning the annual and long-term compensation for services in all capacities to the Company for the year ended September 30, 2015 of those persons who were, at September 30, 2015 (i) the chief executive officer (Kiran Patankar) (ii) the chief financial officer (Randal Hardy) and (iii) the two other most highly compensated executive officers of the Company, whose annual base salary and bonus compensation was in excess of $100,000 (Paul Dircksen – Vice-President, Business Development and Technical Services and Steven Osterberg - Vice-President, Exploration):

SUMMARY COMPENSATION TABLE
Name and principal Position	Year	Salary ($)	Bonus ($)	Option Awards(5) ($)	All Other Compensation ($)	Total ($)
Kiran Patankar, President, Chief Executive Officer(1)	2015	159,375	50,000	16,411(6)	69,000(2)	294,786
Randal Hardy, Chief Financial Officer	2015	214,771	0	15,000(7)	0	229,771
	2014	216,500	0	0	55,527(3)	272,027
Steven Osterberg, Vice-President, Exploration	2015	173,958	0	12,000(8)	0	185,958
	2014	175,000	0	0	0	175,000
Paul Dircksen, Vice—President, Business Development and Technical Services(4)	2015	116,375	0	13,500(9)	0	129,875
	2014	220,500	0	0	68,434(3)	288,934

(1)

Mr. Patankar was President & Chief Executive Officer from January 1, 2015 until his termination effective January 19, 2016.

(2)

Stock grant award of 100,000 common stock shares valued at $0.69.

(3)

Reimbursement of taxes related to transfer of SERP plan value to employee in fiscal year 2012 (See Retirement, Resignation or Termination   Plans, below).

(4)

Mr. Dircksen was President & Chief Executive Officer until his resignation from those offices effective on December 31, 2014 when he was appointed Vice-President of Business Development and Technical Services.

(5)

Option awards are valued using the Black-Scholes method in accordance with FASB ASC Topic 718.  These amounts reflect the Company’s accounting expense for these awards, and do not correspond to the actual value that may be recognized by the named executive officers.  For additional information on the assumptions underlying the valuation of the Company’s stock options, please refer to Note 16 of the Company’s consolidated financial statements included in its Annual Report on Form 10-K.

(6)

34,189 stock option awards, with an exercise price of $0.74 per share.  The option awards vested immediately.

(7)

50,000 stock option awards, with an exercise price of $0.48 per share.  The option awards vested immediately.

(8)

40,000 stock option awards, with an exercise price of $0.48 per share.  The option awards vested immediately.

(9)

45,000 stock option awards, with an exercise price of $0.48 per share.  The option awards vested immediately.

Executive Compensation Agreements

Patankar Employment Agreement

On August 28, 2015, Kiran Patankar, who was our President and Chief Executive Officer until January 19, 2016, entered into an employment agreement (“Patankar Agreement”) setting forth the material terms of his employment with the Company.

Pursuant to the terms of the Patankar Agreement, Mr. Patankar was a full-time executive employee for an indefinite period of time.  The Patankar Agreement detailed that Mr. Patankar’s duties pursuant to his employment were to fulfill the obligations and duties of the President and Chief Executive Officer and report to the Board of Directors. In consideration for rendering such services, Mr. Patankar would be compensated with an annual salary of not less than $225,000, less required and authorized deductions and withholdings, payable in semi-monthly payments consistent with the Company’s normal payroll practices. The Company would also pay for (or reimburse Mr. Patankar the cost of) health, dental and vision insurance for Mr. Patankar and his eligible family members. The Patankar Agreement provided for the reimbursement of all reasonable business expenses of Mr. Patankar.

The Patankar Agreement also provided that Mr. Patankar was eligible to participate in such profit-sharing, bonus, stock purchase, incentive and performance award programs that were made available to our employees with comparable authority or duties. Mr. Patankar was eligible to receive performance bonuses and other incentive compensation based upon the recommendations and approval, and subject to the sole discretion, of our Board of Directors. The Patankar Agreement provided that Mr. Patankar was entitled to take six (6) weeks of paid vacation in each 12 month period of employment and would be permitted to carry-over up to six (6) weeks of unused vacation into the next calendar year.

The Patankar Agreement provided that Mr. Patankar may be terminated (i) without “Cause” upon 90 days written notice or (ii) with “Cause” immediately upon written notice, and Mr. Patankar may resign (i) for “Good Reason” immediately upon written notice, and (ii) without “Good Reason” upon 30 days written notice. “Cause” was as defined in the Patankar Agreement and included: material breach of the Patankar Agreement by Mr. Patankar, conviction of a crime involving moral turpitude, fraud or misrepresentation, or the commission of such acts by Mr. Patankar, and Mr. Patankar’s inability to fulfill his duties under the Patankar Agreement.  “Good Reason” was as defined in the Patankar Agreement and included assignment of duties inconsistent with Mr. Patankar’s duties, a reduction without consent to Mr. Patankar’s base salary, a requirement to relocate without Mr. Patankar’s consent, the failure of the Company to obtain the assumption of obligations under the Patankar Agreement by any successor or breach of the Patankar Agreement by the Company. The Patankar Agreement also terminated upon retirement, permanent disability or death.

Upon termination without Cause or resignation for Good Reason following a Change in Control of the Company (as defined in the Patankar Agreement) or upon termination due to death or permanent disability, the Company would: (a) pay Mr. Patankar a severance benefit equal to the product of his base annual salary immediately preceding his termination, inclusive of any non-equity performance bonus earned in the twelve (12) months preceding termination, multiplied by a “change in control multiplier” equal to two (2) plus one twelfth (1/12) of the number of full years (up to a maximum of twelve (12) years) that Mr. Patankar was employed by the Registrant, (b) pay for health insurance benefits for Mr. Patankar and his eligible family members up to $20,000 per year for a period of one (1) year plus one (1) additional month for each full year that Mr. Patankar was employed by the Company or until such benefits were paid for by another employer, and (c) pay Mr. Patankar the value of his earned but unused vacation days.

Upon termination without Cause or resignation for Good Reason not following a Change in Control of the Company, the Company would: (a) pay Mr. Patankar a severance benefit equal his base annual salary immediately preceding his termination, inclusive of any non-equity performance bonus earned in the twelve (12) months preceding termination, (b) pay for health insurance benefits for Mr. Patankar and his eligible family members up to $20,000 per year for a period of one (1) year plus one (1) additional month for each full year that Mr. Patankar was employed by the Company or until such benefits are paid for by another employer, and (c) pay Mr. Patankar the value of his earned but unused vacation days.

Receipt of any severance payments was conditioned upon the execution of a separation agreement and release of claims against the Company.

Upon termination with Cause or resignation without Good Reason, the Company would on the date of termination pay Mr. Patankar: (a) his earned salary, bonus or other compensation, (b) the value of Mr. Patankar’s earned but unused vacation days and (c) unreimbursed business expenses.

Upon retirement, the Patankar Agreement provided that the Company was not obligated to pay Mr. Patankar a monthly retirement benefit but would endeavor in good faith to devise and implement a retirement plan for Mr. Patankar and the other employees of the Company.

The Patankar Agreement provided for Mr. Patankar to maintain the confidentiality of the Company’s confidential information and contained a non-competition provision pursuant to which Mr. Patankar agreed for a one year period following termination to not directly or indirectly for himself or on behalf of others (a) solicit for employment or as a consultant or independent contractor or enter into an independent contract or relationship with any person employed by the Company at any time during such period or otherwise interfere with such employment relationship, (b) induce or attempt to induce any customer, supplier, licensee or business relation of the Company to cease doing business with the Company, or (c) disparage the Company.

The Patankar Agreement also contained standard provisions regarding notices, amendments, governing law and jurisdiction.

On January 19, 2016, Mr. Patankar’s employment with Timberline Resources was terminated.

Dircksen Employment Agreement

On September 22, 2015, Mr. Paul Dircksen, current Vice President Business Development & Technical Services and director of the Company and the former President and Chief Executive Officer of the Company, entered into a letter agreement, effective September 21, 2015, regarding Mr. Dircksen’s ongoing relationship with the Company (the “Dircksen Agreement”). Upon execution of the Dircksen Agreement, by mutual agreement, Mr. Dircksen’s employment agreement with the Company, dated effective May 1, 2006, was terminated in its entirety and Mr. Dircksen waived any claims, rights or assertions related to any of the terms and conditions of the prior employment agreement, including any provisions relating to payment for any change of control.

Pursuant to the Dircksen Agreement, Mr. Dircksen will continue as a consultant to the Company at an annual compensation rate of $73,500 payable bi-monthly in accordance with the Company’s normal practices until a change of control occurs.  The Company will reimburse Mr. Dircksen and his spouse for health coverage benefits for 13 years through payment of medical and dental insurance coverage premiums up to $12,000 per year. The Company has also agreed to transfer title of the Company truck which Mr. Dircksen currently drives to Mr. Dircksen.

If a change of control occurs, the Company has agreed to consider in good faith continuing Mr. Dircksen’s consulting arrangement on mutually agreeable terms.

The Dircksen Agreement further provides that the Company will inform the Company’s compensation committee at the time it is considering issuing awards under the Company’s proposed 2015 Stock and Incentive Plan, which was approved by the shareholders on September 24, 2015, that Mr. Dircksen and the Company have agreed that the value of the surrender of Mr. Dircksen’s change of control rights contained in Mr. Dircksen’s prior employment agreement is approximately $160,000.  The Dircksen Agreement, however, does not bind the Company or the compensation committee to undertake any issuance of awards under the 2015 Stock and Incentive Plan and the issuance of any such awards to Mr. Dircksen in the future remains in the sole discretion of the Compensation Committee.

Mr. Dircksen retired as an employee effective December 31, 2015, and remains a director of the Company.

Osterberg Employment Agreement

On August 28, 2015, Steven Osterberg, our Vice President of Exploration, and subsequently on January 19, 2016, appointed as our President and Chief Executive Officer, entered into an employment agreement (“Osterberg Agreement”) setting forth the material terms of his employment with the Company.

Pursuant to the terms of the Osterberg Agreement, the Company employs Mr. Osterberg as a full-time executive employee for an indefinite period of time.  The Osterberg Agreement details that Mr. Osterberg’s duties pursuant to his employment are to fulfill the obligations and duties of the Vice President of Exploration and report to the Chief Executive Officer of the Company. In consideration for rendering such services, Mr. Osterberg shall be compensated with an annual salary of not less than $150,000, less required and authorized deductions and withholdings, payable in semi-monthly payments consistent with the Company’s normal payroll practices. The Company will also pay for (or reimburse Mr. Osterberg the cost of) health, dental and vision insurance for Mr. Osterberg and his eligible family members. The Osterberg Agreement provides for the reimbursement of all reasonable business expenses of Mr. Osterberg.

The Osterberg Agreement also provides that Mr. Osterberg is eligible to participate in such profit-sharing, bonus, stock purchase, incentive and performance award programs which are made available to employees of the Company with comparable authority or duties. Mr. Osterberg is eligible to receive performance bonuses and other incentive compensation based upon the recommendations and approval, and subject to the sole discretion, of our Board of Directors. The Osterberg Agreement provides that Mr. Osterberg is entitled to take six (6) weeks of paid vacation in each 12 month period of employment and will be permitted to carry-over up to six (6) weeks of unused vacation into the next calendar year.

The Osterberg Agreement provides that Mr. Osterberg may be terminated (i) without “Cause” upon 90 days written notice or (ii) with “Cause” immediately upon written notice, and Mr. Osterberg may resign (i) for “Good Reason” immediately upon written notice and (ii) without “Good Reason” upon 30 days written notice. “Cause” is as defined in the Osterberg Agreement and includes: material breach of the Osterberg Agreement by Mr. Osterberg, conviction of a crime involving moral turpitude, fraud or misrepresentation, or the commission of such acts by Mr. Osterberg, and Mr. Osterberg’s inability to fulfill his duties under the Osterberg Agreement.  “Good Reason” is as defined in the Osterberg Agreement and includes assignment of duties inconsistent with Mr. Osterberg’s duties, a reduction without consent to Mr. Osterberg’s base salary, a requirement to relocate without Mr. Osterberg’s consent, the failure of the Company’s to obtain the assumption of obligations under the Osterberg Agreement by any successor or breach of the Osterberg Agreement by the Company. The Osterberg Agreement also terminates upon retirement, permanent disability or death.

Upon termination without Cause or resignation for Good Reason following a Change in Control of the Company (as defined in the Osterberg Agreement) or upon termination due to death or permanent disability, the Company shall: (a) pay Mr. Osterberg a severance benefit equal to the product of his base annual salary immediately preceding his termination, inclusive of any non-equity performance bonus earned in the twelve (12) months preceding termination, multiplied by a “change in control multiplier” equal to one (1) plus one twelfth (1/12) of the number of full years (up to a maximum of twelve (12) years) that Mr. Osterberg was employed by the Company, (b) pay for health insurance benefits for Mr. Osterberg and his eligible family members up to $20,000 per year for a period of one (1) year plus one (1) additional month for each full year that Mr. Osterberg was employed by the Company or until such benefits are paid for by another employer, and (c) pay Mr. Osterberg the value of his earned but unused vacation days.

Upon termination without Cause or resignation for Good Reason not following a Change in Control of the Company, the Company shall: (a) pay Mr. Osterberg a severance benefit equal his base annual salary immediately preceding his termination, inclusive of any non-equity performance bonus earned in the twelve (12) months preceding termination, (b) pay for health insurance benefits for Mr. Osterberg and his eligible family members up to $20,000 per year for a period of one (1) year plus one (1) additional month for each full year that Mr. Osterberg was employed by the Company or until such benefits are paid for by another employer, and (c) pay Mr. Osterberg the value of his earned but unused vacation days.

Receipt of any severance payments is conditioned upon the execution of a separation agreement and release of claims against the Company.

Upon termination with Cause or resignation without Good Reason, the Company shall on the date of termination pay Mr. Osterberg: (a) his earned salary, bonus or other compensation, (b) the value of Mr. Osterberg’s earned but unused vacation days and (c) unreimbursed business expenses.

Upon retirement, the Osterberg Agreement provides that the Company is not obligated to pay Mr. Osterberg a monthly retirement benefit but shall endeavor in good faith to devise and implement a retirement plan for Mr. Osterberg and the other employees of the Company.

The Osterberg Agreement provides for Mr. Osterberg to maintain the confidentiality of the Company’s confidential information and contains a non-competition provision pursuant to which Mr. Osterberg agrees for a one year period following termination to not directly or indirectly for himself or on behalf of others (a) solicit for employment or as a consultant or independent contractor or enter into an independent contract or relationship with any person employed by the Company at any time during such period or otherwise interfere with such employment relationship, (b) induce or attempt to induce any customer, supplier, licensee or business relation of the Company to cease doing business with the Company, or (c) disparage the Company.

The Osterberg Agreement also contains standard provisions regarding notices, amendments, governing law and jurisdiction.

Mr. Osterberg’s contract was not amended or in any way altered in relation to his appointment as President and Chief Executive Officer on January 19, 2016.

Hardy Employment Agreement

On September 2, 2015, Randal Hardy, our then Chief Financial Officer, entered into a letter agreement regarding Mr. Hardy’s continued employment (the “Hardy Agreement”).

Pursuant to the terms of the Hardy Agreement, the Company employed Mr. Hardy as a full-time executive employee for an indefinite period of time.  The Hardy Agreement details that Mr. Hardy’s duties pursuant to his employment are to fulfill the obligations and duties of the Chief Financial Officer of the Company and report to the Chief Executive Officer of the Company. In consideration for rendering such services, Mr. Hardy shall be compensated with an annual salary of not less than $175,000, less required and authorized deductions and withholdings, payable in semi-monthly payments consistent with the Company’s normal payroll practices. The Company will also pay for (or reimburse Mr. Hardy the cost of) health, dental and vision insurance for Mr. Hardy and his eligible family members. The Hardy Agreement provides for the reimbursement of all reasonable business expenses of Mr. Hardy.

The Hardy Agreement also provides that Mr. Hardy is eligible to participate in such profit-sharing, bonus, stock purchase, incentive and performance award programs which are made available to employees of the Company with comparable authority or duties. Mr. Hardy is eligible to receive performance bonuses and other incentive compensation based upon the recommendations and approval, and subject to the sole discretion, of the Board. The Hardy Agreement provides that Mr. Hardy is entitled to take six (6) weeks of paid vacation in each 12 month period of employment and will be permitted to carry-over up to six (6) weeks of unused vacation into the next calendar year.

The Hardy Agreement provides that Mr. Hardy may be terminated (i) without “Cause” upon 90 days written notice, (ii) with “Cause” immediately upon written notice, or Mr. Hardy may resign (i) for “Good Reason” immediately upon written notice and (ii) without “Good Reason” upon 30 days written notice. “Cause” is as defined in the Hardy Agreement and includes: material breach of the Hardy Agreement by Mr. Hardy, conviction of a crime involving moral turpitude, fraud or misrepresentation, or the commission of such acts by Mr. Hardy, and Mr. Hardy’s inability to fulfill his duties under the Hardy Agreement.  “Good Reason” is as defined in the Hardy Agreement and includes assignment of duties inconsistent with Mr. Hardy’s duties, a reduction without consent to Mr. Hardy’s base salary, a requirement to relocate without Mr. Hardy’s consent, the failure of the Company to obtain the assumption of obligations under the Hardy Agreement by any successor or breach of the Hardy Agreement by the Company. The Hardy Agreement also terminates upon retirement, permanent disability or death.

Upon termination without Cause or resignation for Good Reason following a Change in Control of the Registrant (as defined in the Hardy Agreement) or upon termination due to death or permanent disability, the Registrant shall: (a) pay Mr. Hardy a severance benefit equal to the product of his base annual salary immediately preceding his termination, inclusive of any non-equity performance bonus earned in the twelve (12) months preceding termination, multiplied by a “change in control multiplier” equal to one (1) plus one twelfth (1/12) of the number of full years (up to a maximum of twelve (12) years) that Mr. Hardy was employed by the Company, (b) pay for health insurance benefits for Mr. Hardy and his eligible family members up to $20,000 per year for a period of one (1) year plus one (1) additional month for each full year that Mr. Hardy was employed by the Company or until such benefits are paid for by another employer, and (c) pay Mr. Hardy the value of his earned but unused vacation days.

Upon termination without Cause or resignation for Good Reason not following a Change in Control of the Company, the Registrant shall: (a) pay Mr. Hardy a severance benefit equal his base annual salary immediately preceding his termination, inclusive of any non-equity performance bonus earned in the twelve (12) months preceding termination, (b) pay for health insurance benefits for Mr. Hardy and his eligible family members up to $20,000 per year for a period of one (1) year plus one (1) additional month for each full year that Mr. Hardy was employed by the Registrant or until such benefits are paid for by another employer, and (c) pay Mr. Hardy the value of his earned but unused vacation days.

Receipt of any severance payments is conditioned upon the execution of a separation agreement and release of claims against the Company.

Upon termination with Cause or resignation without Good Reason, the Registrant shall on the date of termination pay Mr. Hardy: (a) his earned salary, bonus or other compensation, (b) the value of Mr. Hardy’s earned but unused vacation days and (c) unreimbursed business expenses.

Upon retirement, the Hardy Agreement provides that the Registrant is not obligated to pay Mr. Hardy a monthly retirement benefit but shall endeavor in good faith to devise and implement a retirement plan for Mr. Hardy and the other employees of the Registrant.

The Hardy Agreement provides for Mr. Hardy to maintain the confidentiality of the Registrant’s confidential information and contains a non-competition provision pursuant to which Mr. Hardy agrees for a one year period following termination to not directly or indirectly for himself or on behalf of others (a) solicit for employment or as a consultant or independent contractor or enter into an independent contract or relationship with any person employed by the Company at any time during such period or otherwise interfere with such employment relationship, (b) induce or attempt to induce any customer, supplier, licensee or business relation of the Company to cease doing business with the Company, or (c) disparage the Company.

The Hardy Agreement also contains standard provisions regarding notices, amendments, governing law and jurisdiction.

On January 19, 2016, Mr. Hardy resigned as Chief Financial Officer. In connection with Mr. Hardy’s resignation, Mr. Hardy agreed to waive his rights to severance under his employment agreement with the Company in exchange for the issuance to Mr. Hardy of 100,000 Stock Units (or equivalent equity securities) of the Company and continuation of his health benefits under the terms of his former employment agreement, and both Mr. Hardy and the Company have agreed to waive any and all claims they have against each other in relation to Mr. Hardy’s employment as Chief Financial Officer and his resignation from that office. Additionally, in consideration of Mr. Hardy’s waivers, as noted above, the Company has agreed to hire Mr. Hardy as a consultant to the Company at a rate of $85 per hour.

Retirement, Resignation or Termination Plans

We sponsor no plan, whether written or verbal, that would provide compensation or benefits of any type to an executive upon retirement, or any plan that would provide payment for retirement, resignation, or termination as a result of a change in control of our Company or as a result of a change in the responsibilities of an executive following a change in control of our Company.  Specific executive employment agreements described above do, however, provide that if the executive’s employment is terminated by the Company without Cause or by the executive for Good Reason, as such terms are defined in their respective employment agreements, the executive will be entitled to receive payments as set forth in the above discussions, which payments are greater in the event that such termination or resignation is in relation to a change in control transaction.

Prior to September 30, 2012, we maintained a Supplemental Executive Retirement Plan (SERP), which is funded by insurance and covers Paul Dircksen.  We were party to a Supplemental Income Agreement (“Agreement” for purposes of this paragraph) with Paul Dircksen, which provided for the payment of deferred compensation to Mr. Dircksen upon his death, Disability, Retirement or Early Retirement, or upon a Change in Control as defined in Regulations issued by the Internal Revenue Service under IRC Section 409A.  Under the terms of the Agreement, if Mr. Dircksen remained actively and continuously employed on a full time basis until his Retirement (defined as his voluntary termination of employment on or after attaining age 65) or his death, Mr. Dircksen would be paid $100,000 pursuant to the Agreement.   If Mr. Dircksen remained actively and continuously employed on a full time basis until his Early Retirement (defined as his voluntary termination of employment after attaining age 60 and before attaining age 65) or his Disability (as defined in the Agreement) he would be paid each year for ten years an amount equal to 5% of the cash surrender value of the life insurance policy funding the Agreement (the “Policy’).  Upon a Change in Control, the Policy would be distributed to Mr. Dircksen and the Agreement would be terminated, with no further obligations on the part of the Company.

During the year ended September 30, 2012, we determined that we no longer wished to maintain SERPs for our management or employees.  The Policy was distributed to Mr. Dircksen and the Agreement was terminated.  In addition, a SERP in a form substantially the same as that provided to Mr. Dircksen that was maintained for a former non-executive employee of the Company was transferred to Randal Hardy during the year ended September 30, 2012.  Upon transfer, the Policy was distributed to Mr. Hardy and the Agreement was terminated.  During the year ended September 30, 2014, Mr. Dircksen and Mr. Hardy were reimbursed for taxes related to the transfer of the SERP plan value.

Outstanding Equity Awards At Fiscal Year-End

The following table sets forth the stock options granted to our named executive officers as of September 30, 2015. No stock appreciation rights were awarded.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Option Exercise Price ($)(1)	Option Expiration Date
Kiran Patankar	34,189	$0.74	1/4/2020
Paul Dircksen	12,501 12,500 45,000	$11.64 $5.88 $0.48	3/31/2016 4/11/2017 12/17/2019
Randal Hardy	8,334 12,500 50,000	$11.64 $5.88 $0.48	3/31/2016 4/11/2017 12/17/2019
Steven Osterberg	8,334 8,334 40,000	$6.48 $5.88 $0.48	2/1/2017 4/11/2017 12/17/2019

 (1)   Subsequent to September 30, 2014 our board of directors and stockholders approved a one-for-twelve reverse stock split of our common stock.  After the reverse stock split, effective October 31, 2014, each holder of record held one share of common stock for every 12 shares held immediately prior to the effective date.  As a result of the reverse stock split, the number of shares underlying outstanding stock options and warrants and the related exercise prices were adjusted to reflect the change in the share price and outstanding shares on the date of the reverse stock split.  The effect of fractional shares was not material.  All share and per-share amounts and related disclosures have been retroactively adjusted for all periods to reflect the one-for-twelve reverse stock split.

DIRECTOR COMPENSATION

The following table sets forth the compensation granted to our directors during the fiscal year ended September 30, 2015.  Compensation to Directors that are also executive officers is detailed above and is not included on this table.

Name	Fees Earned or Paid in Cash(2) ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Leigh Freeman	0	0	13,500(3)	0	0	0	0
Robert Martinez	0	0	13,500(3)	0	0	0	0
William M. Sheriff	0	0	16,500(4)	0	0	0	0
John Watson(1)	0	0	10,500(5)	0	0	0	0

(1)   Resigned from the Board of Directors effective on September 24, 2015.

(2)   See Compensation of Directors, below, for a description of cash compensation earned by Directors.

(3)   45,000 stock option awards, with an exercise price of $0.48 per share.  The option awards vested immediately.

(4)   55,000 stock option awards, with an exercise price of $0.48 per share.  The option awards vested immediately.

(5)   35,000 stock option awards, with an exercise price of $0.48 per share.  The option awards vested immediately.

Compensation of Directors

Directors that were also executive officers received no monetary compensation for serving as a Director.  Non-executive directors are granted non-qualified stock options and stock awards as compensation.  Such stock awards are determined at the sole discretion of the Company’s Compensation Committee.

OTHER GOVERNANCE MATTERS

Code of Business and Ethical Conduct

We have adopted a corporate Code of Business and Ethical Conduct administered by our President and Chief Executive Officer, Steven Osterberg. We believe our Code of Business and Ethical Conduct is reasonably designed to deter wrongdoing and promote honest and ethical conduct, to provide full, fair, accurate, timely and understandable disclosure in public reports, to comply with applicable laws, to ensure prompt internal reporting of code violations, and to provide accountability for adherence to the code. Our Code of Business and Ethical Conduct provides written standards to promote:

–

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

–

Full, fair, accurate, timely and understandable disclosure in reports and documents that are filed with, or submitted to, the Commission and in other public communications made by an issuer;

–

Compliance with applicable governmental laws, rules and regulations; and

–

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

–

Accountability for adherence to the code.

Our Code of Business and Ethical Conduct is available on our web site at www.timberline-resources.com.  A copy of the Code of Business and Ethical Conduct will be provided to any person without charge upon written request to us at our executive offices: Timberline Resources Corporation, 101 East Lakeside Avenue, Coeur d’Alene, Idaho 83814.  We intend to disclose any waiver from a provision of our code of ethics that applies to any of our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions that relates to any element of our code of ethics on our website. No waivers were granted from the requirements of our Code of Business and Ethical Conduct during the year ended September 30, 2015, or during the subsequent period from October 1, 2015 through the date of this Proxy Statement.

Compensation Interlocks and Insider Participation

There were no compensation committee or board interlocks among the members of our Board.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the U.S. Exchange Act, requires our officers, directors, and persons who beneficially own more than 10% of our common stock (“10% Stockholders”), to file reports of ownership and changes in ownership with the SEC. Such officers, directors and 10% Stockholders are also required by SEC rules to furnish us with copies of all Section 16(a) forms that they file.

Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during the fiscal year ended September 30, 2015, all filing requirements applicable to our officers, directors and greater-than-10%-beneficial owners were complied with.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following tables set forth information as of August 9, 2016, regarding the ownership of our common stock by:

–

each named executive officer, each director and all of our directors and executive officers as a group; and

–

each person who is known by us to own more than 5% of our shares of common stock.

The number of shares beneficially owned and the percentage of shares beneficially owned are based on 24,106,952 shares of common stock outstanding as of August 9, 2016. Beneficial ownership is determined in accordance with the rules and regulations of the SEC. Shares subject to options that are exercisable within 60 days following August 9, 2016 are deemed to be outstanding and beneficially owned by the optionee for the purpose of computing share and percentage ownership of that optionee but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table, and as affected by applicable community property laws, all persons listed have sole voting and investment power for all shares shown as beneficially owned by them.

DIRECTORS AND EXECUTIVE OFFICERS

Title of Class	Name of Beneficial Owner	Number of Shares of Common Stock/Common Shares Underlying Derivative Securities Beneficially Owned	Percentage of Common Shares**
Common Stock	Leigh Freeman (a)(1) Director	65,066 / 368,400	1.77%
Common Stock	Steven Osterberg (b)(2) President, Chief Executive Officer, Director	269,160 / 573,335	3.41%
Common Stock	Giulio Bonifacio (a)(3) Director	1,100,000 / 1,700,000	10.85%
Common Stock	Paul Dircksen(a)(4) Director	394,225 / 257,500	2.67%
Common Stock	Robert Martinez (a)(5) Director	- / 251,250	1.03%
Common Stock	Paul Zink (a)(6) Director	- / 200,000	*

Common Stock	Total Directors and Executive Officers as a group (6 persons)	1,828,451 / 3,350,485	18.86%

5% STOCKHOLDERS

Title of Class	Name and Address of Beneficial Owner	Number of Shares of Common Stock / Common Shares Underlying Derivative Securities Beneficially Owned	Percentage of Common Shares**

Common Stock	Gunpoint Exploration Suite 201, 1512 Yew Street Vancouver, BC V6K 3E4 Canada	2,000,000 / -	8.30%

*

less than 1%.

**

The percentages listed for each stockholder are based on 24,106,952 shares outstanding as of August 9, 2016 and assume the exercise by that stockholder only of his entire option and warrant holdings exercisable within 60 days of August 9, 2016.

(a)

Director only

(b)

Officer and Director

(1)

 A vested option to purchase 8,334 shares was granted to this stockholder on January 18, 2013 with an exercise price of $2.64 per share and an expiration date of January 18, 2018.  A vested option to purchase 45,000 shares was granted to this stockholder on December 17, 2014 with an exercise price of $0.48 per share and an expiration date of December 17, 2019. .  A vested option to purchase 250,000 shares was granted to this stockholder on July 6, 2016 with an exercise price of $0.40 per share and an expiration date of July 6, 2021.  This stockholder participated in the Company’s private placement financing in June 2016 and purchased units comprising 65,066 shares of common stock and 65,066 warrants to acquire 65,066 shares of common stock at a price of $0.25 per share with an expiration date of May 31, 2019.

 (2)

A vested option to purchase 8,334 shares was granted to this stockholder on February 1, 2012 with an exercise price of $6.48 per share and an expiration date of February 1, 2017.  A vested option to purchase 8,334 shares was granted to this stockholder on April 11, 2012 with an exercise price of $5.88 per share and an expiration date of April 11, 2017.  A vested option to purchase 40,000 shares was granted to this stockholder on December 17, 2014 with an exercise price of $0.48 per share and an expiration date of December 17, 2019.  A vested option to purchase 250,000 shares was granted to this stockholder on July 6, 2016 with an exercise price of $0.40 per share and an expiration date of July 6, 2021.  This stockholder participated in the Company’s private placement financing in June 2016 and purchased units comprising 266,667 shares of common stock and 266,667 warrants to acquire 266,667 shares of common stock at a price of $0.25 per share with an expiration date of May 31, 2019.

(3)

A vested option to purchase 600,000 shares was granted to this stockholder on July 6, 2016 with an exercise price of $0.40 per share and an expiration date of July 6, 2021.  This stockholder participated in the Company’s private placement financing in June 2016 and purchased units comprising 1,100,000 shares of common stock and 1,100,000 warrants to acquire 1,100,000 shares of common stock at a price of $0.25 per share with an expiration date of May 31, 2019.

(4)

A vested option to purchase 12,500 shares was granted to this stockholder on April 11, 2012 with an exercise price of $5.88 per share and an expiration date of April 11, 2017.  A vested option to purchase 45,000 shares was granted to this stockholder on December 17, 2014 with an exercise price of $0.48 per share and an expiration date of December 17, 2019.  A vested option to purchase 200,000 shares was granted to this stockholder on July 6, 2016 with an exercise price of $0.40 per share and an expiration date of July 6, 2021.

(5)

A vested option to purchase 6,250 shares was granted to this stockholder on April 11, 2012 with an exercise price of $5.88 per share and an expiration date of April 11, 2017.  A vested option to purchase 45,000 shares was granted to this stockholder on December 17, 2014 with an exercise price of $0.48 per share and an expiration date of December 17, 2019.  A vested option to purchase 200,000 shares was granted to this stockholder on July 6, 2016 with an exercise price of $0.40 per share and an expiration date of July 6, 2021.

(6)

A vested option to purchase 200,000 shares was granted to this stockholder on July 6, 2016 with an exercise price of $0.40 per share and an expiration date of July 6, 2021.

It is believed by us that all persons named have full voting and investment power with respect to the shares indicated, unless otherwise noted in the table and the footnotes thereto. Under the rules of the SEC, a person (or group of persons) is deemed to be a “beneficial owner” of a security if he or she, directly or indirectly, has or shares the power to vote or to direct the voting of such security, or the power to dispose of or to direct the disposition of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same security. A person is also deemed to be a beneficial owner of any security which that person has the right to acquire within 60 days, such as options or warrants to purchase our common stock.

We are not, to the best of our knowledge, directly or indirectly owned or controlled by another corporation or foreign government.

Change in Control

We are not aware of any arrangement that might result in a change in control in the future. We have no knowledge of any arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in our control.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Related Persons

There were no reportable transactions with related parties, including 5% or greater security holders, during the two fiscal years ended September 30, 2015 and 2014.

Except as indicated herein, no officer, director, promoter, or affiliate of Timberline has or proposes to have any direct or indirect material interest in any asset acquired or proposed to be acquired by Timberline through security holdings, contracts, options, or otherwise.  In cases where we have entered into such related party transactions, we believe that we have negotiated consideration or compensation that would have been reasonable if the party or parties were not affiliated or related.

Policy for Review of Related Party Transactions

We have a policy for the review of transactions with related persons as set forth in our Audit Committee Charter and internal practices. The policy requires review, approval or ratification of all transactions in which we are a participant and in which any of our directors, executive officers, significant stockholders or an immediate family member of any of the foregoing persons has a direct or indirect material interest, subject to certain categories of transactions that are deemed to be pre-approved under the policy - including employment of executive officers, director compensation (in general, where such transactions are required to be reported in our proxy statement pursuant to SEC compensation disclosure requirements), as well as certain transactions where the amounts involved do not exceed specified thresholds.  All related party transactions must be reported for review by the Audit Committee of the Board of Directors pursuant to the Audit Committee’s charter and the rules of the NYSE MKT.

Following its review, the Audit Committee determines whether these transactions are in, or not inconsistent with, the best interests of the Company and its stockholders, taking into consideration whether they are on terms no less favorable to the Company than those available with other parties and the related person's interest in the transaction. If a related party transaction is to be ongoing, the Audit Committee may establish guidelines for the Company's management to follow in its ongoing dealings with the related person.

Our policy for review of transactions with related persons was followed in all of the transactions set forth above and all such transactions were reviewed and approved in accordance with our policy for review of transactions with related persons.

EQUITY COMPENSATION PLANS

The following summary information is presented as of September 30, 2015.

	Number of securities to be issued upon exercise of outstanding options, warrants, and rights(2) (a)	Weighted-average exercise price of outstanding options, warrants, and rights(2) (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (2) (c)
Equity compensation plans approved by security holders(1)	533,778	$2.48	4,000,000
Equity compensation plans not approved by security holders	Not applicable	Not applicable	Not applicable
TOTAL	533,778(1)	$2.48	4,000,000

(1)

In February 2005, our Board adopted the 2005 Equity Incentive Plan which was approved by stockholders on September 23, 2005.  This plan authorized the granting of up to 750,000 non-qualified 10 year stock options to Officers, Directors and consultants. In August 2006, the Board adopted the Amended 2005 Equity Incentive Plan which was approved by stockholders on September 22, 2006. This amended plan increased the number of non-qualified 10 year stock options that were authorized to be issued to Officers, Directors and consultants to 2,750,000. On August 22, 2008, our stockholders approved a proposal for the increase in the total number of shares of common stock that may be issued pursuant to awards granted under the original 2005 Plan as previously amended.  Following the increase, the plan provided for 7,000,000 shares of common stock for awards under the plan.  On May 28, 2010, our stockholders approved a proposal for the increase in the total number of shares of common stock that may be issued pursuant to awards granted under the original 2005 Plan as previously amended.  Following the increase, the plan provided for 10,000,000 shares of common stock for awards under the plan.  The 2005 Equity Incentive Plan as previously amended terminated on May 28, 2015 and no awards were or may be issued under this plan after its termination.  On August 25, 2015, our Board adopted and approved the Company’s 2015 Stock and Incentive Plan which was approved by stockholders on September 24, 2015.  This plan authorizes the issuance of up to 4,000,000 shares of common stock pursuant to awards granted under the plan to employees, directors, and consultants.

(2)

On October 31, 2014 we completed a one-for-twelve reverse stock split, and proportional adjustments were made to the number of securities to be issued upon exercise of outstanding options, and prices of our outstanding options.

As to the options granted to date, there were no options exercised during the fiscal year ended September 30, 2015.

PROPOSAL 2 — RATIFICATION OF THE APPOINTMENT OF THE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

What am I voting on?

The Audit Committee has selected DeCoria, Maichel & Teague P.S. to be our Independent Registered Public Accounting Firm for the current fiscal year ending September 30, 2016.

This proposal seeks stockholder ratification of the appointment of DeCoria, Maichel & Teague P.S.

Will a representative of DeCoria, Maichel & Teague P.S. be present at the Meeting?

We do not expect that a representative of DeCoria, Maichel & Teague P.S. will be present at the Meeting.

Information of Independent Registered Public Accounting Firm

DeCoria, Maichel & Teague P.S. was the Independent Registered Public Accounting Firm for Timberline in the fiscal year ended September 30, 2015.

Our financial statements have been audited by DeCoria, Maichel & Teague P.S., independent registered public accounting firm, for the years ended September 30, 2006 through September 30, 2015.

The following table sets forth information regarding the amount billed to us by our independent auditor, DeCoria, Maichel & Teague P.S. for our two fiscal years ended September 30, 2015 and 2014, respectively:

	Years Ended September 30,
	2015	2014
Audit Fees	$50,720	$49,619
Audit Related Fees	$3,602	$16,985
Tax Fees	$12,019	$4,275
All Other Fees	$0	$0
Total	$66,341	$70,879

Audit Fees

Consist of fees billed for professional services rendered for the audit of our financial statements and review of interim consolidated financial statements included in quarterly reports and services that are normally provided by the principal accountants in connection with statutory and regulatory filings or engagements.

Audit Related Fees

Consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees”.

Tax Fees

Consist of fees billed for professional services for tax compliance, tax advice and tax planning. These services include preparation of federal and state income tax returns.

All Other Fees

Consist of fees for product and services other than the services reported above.

Policy on Pre-Approval by Audit Committee of Services Performed by Independent Auditors

The Audit Committee has adopted procedures requiring the Audit Committee to review and approve in advance, all particular engagements for services provided by the Company’s independent auditor. Consistent with applicable laws, the procedures permit limited amounts of services, other than audit, review or attest services, to be approved by one or more members of the Audit Committee pursuant to authority delegated by the Audit Committee, provided the Audit Committee is informed of each particular service. All of the engagements and fees for 2015 were pre-approved by the Audit Committee. The Audit Committee reviews with DeCoria, Maichel & Teague P.S. whether the non-audit services to be provided are compatible with maintaining the auditor's independence.

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

OTHER MATTERS

As of the date of this Proxy Statement, management does not know of any other matter that will come before the meeting.

APPENDICES

APPENDIX A

Form of Proxy Card

By Order of the Board of Directors,

/s/ Steven Osterberg

Steven Osterberg
Chief Executive Officer

Timberline Resources Corporation

101 East Lakeside Avenue

Coeur d’Alene, Idaho 83814

August 12, 2016

Please sign and return the enclosed form of proxy promptly.  If you decide to attend the meeting, you may, if you wish, revoke the proxy and vote your shares in person.

APPENDIX A

ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS OF

TIMBERLINE RESOURCES CORPORATION

The undersigned appoints Steven Osterberg, Chief Executive Officer of Timberline Resources Corporation with full power of substitution, the attorney and proxy of the undersigned, to attend the annual and special meeting of shareholders of Timberline Resources Corporation, to be held September 29, 2016 beginning at 10:00 A.M., Pacific Daylight Time, at 101 East Lakeside Avenue, Coeur d’Alene, Idaho 83814, and at any adjournment thereof, and to vote the stock the undersigned would be entitled to vote if personally present, on all matters set forth in the proxy statement sent to stockholders, a copy of which has been received by the undersigned, as follows:

PROXY SOLICITED BY THE BOARD OF DIRECTORS

MAIL – Sign, date and mail your proxy card in the envelope provided as soon as possible	COMPANY NUMBER
INTERNET – Cast your vote at www.iproxydirect.com/TLRS	ACCOUNT NUMBER
PHONE – Vote via telephone at: 1-866-752 VOTE (8683)	CUSIP NUMBER	8871331205
FAX – Fax your completed proxy card to: 1-202 521-3464

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

The Board of Directors Recommends a Vote “FOR ALL NOMINEES” in Item 1.		The Board of Directors Recommends a Vote “FOR” Item 2.
☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES*	NOMINEES ™ Leigh Freeman ™ Steven Osterberg ™ Giulio Bonifacio ™ Paul Dircksen ™ Robert Martinez ™ Paul Zink	Item 2. To ratify the appointment of the Company’s Independent Registered Public Accounting Firm.	FOR AGAINST ABSTAIN ☐ ☐ ☐
Vote FOR an individual nominee by filling in the appropriate circle above

INSTRUCTION: By marking “Withhold Authority for All Nominees” your shares will not be voted FOR or AGAINST any Nominee. However, your shares will still be counted for the purposes of establishing quorum at the annual meeting.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), strike through the name of the individual nominee(s).

______________________________________________
To change the address on your account, please check this box ☐ and indicate your new address in the space below. Please note that changes to the registered name(s) on the account may not be submitted via this method.

______________________________________________

______________________________________________

______________________________________________

If this proxy is properly executed and returned, the shares represented hereby will be voted in accordance with the votes marked hereon.

A vote to ABSTAIN will be counted for the purposes of establishing a quorum at the annual meeting but is not considered a vote cast for or against a proposal or as a vote withheld for any director nominee and will not affect the outcome of any proposal.

If votes are not specified on a returned proxy, a vote FOR ALL NOMINEES in Item 1 and FOR Item 2 will be voted at the annual meeting.

Cumulative voting rights are not authorized for the election of directors.

MARK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING: ☐

A-1

OUR RECORDS STATE THAT YOUR NAME AND SHAREHOLDINGS ARE AS FOLLOWS:

[PASTE LABEL HERE]

PLEASE SIGN YOUR PROXY BELOW (JOINT HOLDERS MUST BOTH SIGN):

Signature of Stockholder: _____________________________________________________________________ Date: ________

Print Name: ________________________________________________________________________________

Title: _____________________________________________________________________________________

Signature of Stockholder: _____________________________________________________________________ Date: ________

Print Name: ________________________________________________________________________________

Title: ___________________________________________________________________________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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